Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, George L. Parry, Principal Financial Officer of BNP Paribas Quantitative Strategies, LLC, the Managing Owner of STREAM S&P Dynamic Roll Global Commodities Fund (the “Fund”), a series of STREAM Exchange Traded Trust, hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Fund’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 14, 2013	/s/ George L. Parry
George L. Parry
Principal Financial Officer